March 1, 2026

Global X Treasury Bond Enhanced Income ETF

Cboe BZX: TLTX

2026 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/tltx. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X Treasury Bond Enhanced Income ETF

Ticker: TLTX Exchange: Cboe BZX

INVESTMENT OBJECTIVE

The Global X Treasury Bond Enhanced Income ETF (the “Fund”) seeks to provide current income while maintaining the potential for capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.29%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.29%
1 Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$30	$93

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the Fund’s commencement of operations on July 15, 2025 to the end of the most recent fiscal period, the Fund’s portfolio turnover rate was 34.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in assets providing direct or indirect exposure to U.S. Treasury bond obligations, such as U.S. Treasuries, U.S. Treasury STRIPS, and/or U.S. Treasury ETFs (each as defined below, and collectively, the “U.S. Treasury Portfolio”) and selling (writing) call options on U.S. Treasury ETFs to generate additional income. Under normal market circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the U.S. Treasury Portfolio, and write call options that utilize U.S. Treasury ETFs as the reference asset.

The Fund will primarily generate income from the Treasury interest payments earned by U.S. Treasury bond obligations and/or the dividends paid by the U.S. Treasury ETFs held by the Fund. The Fund will also supplementally earn income through the premiums collected from selling call options written on U.S. Treasury ETFs.

U.S. Treasuries are public obligations of the U.S. Treasury. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) represent a single principal payment or a single interest payment of U.S. Treasury bonds or notes that have been “stripped” into separately tradable components. U.S. Treasury ETFs are ETFs that have significant exposure to U.S. Treasuries. The target duration of the Fund’s U.S. Treasury Portfolio is anticipated to be approximately 20 years. This target duration may vary significantly depending on market

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conditions, liquidity requirements, and risk-return assessments. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s sale of call options on U.S. Treasury ETFs will limit the Fund’s sensitivity to declines in interest rates and will not limit the Fund’s sensitivity to increases in interest rates.

In general, a call option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from the seller (writer) of the option the security or currency underlying the option (in this case, U.S. Treasury ETFs) at a specified exercise price. The writer of a call option has the obligation upon exercise of the option to deliver the underlying security upon receiving payment of the exercise price, or to settle the difference between the exercise price and the value of the security underlying the option in cash (depending on exercise style). When the Fund sells a call option, the Fund receives a premium in exchange for an obligation to sell shares of a reference asset at a strike price on the expiration date if the buyer of the call option exercises it. If the reference asset closes above the strike price as of the expiration date and the buyer exercises the call option, the Fund will have to pay the difference between the value of the reference asset and the strike price. If the reference asset closes below the strike price as of the expiration date, the call option may end up worthless and the Fund retains the premium.

In implementing its principal investment strategy, the Fund transacts in traditional exchange-traded options contracts and/or FLexible EXchange® (“FLEX”) options that utilize U.S. Treasury ETFs as the reference asset. Traditional exchange-traded options have standardized terms, such as the style (American or European), the reference asset, the strike price and expiration date. In comparison, FLEX options allow investors to customize key contract terms, including expiration date, exercise style, exercise price, and expanded positions limits. Both traditional exchange-traded options and FLEX options are guaranteed for settlement by the Options Clearing Corporation (“OCC”). It is anticipated that the Fund may invest primarily in both traditional exchange-traded options and/or FLEX options.

The Fund may utilize European or American style options. European style options cannot be exercised prior to their expiration date and are cash settled. Since European style options can only be exercised at their expiration, they do not carry any risk of early assignment. American style options are physically settled and have early assignment risk as they can be exercised at any time prior to their expiration date. In the case of an American style call option, the underlying asset is transferred from the seller of the call to the buyer of the call when it is exercised. In the case of an American style put option, the underlying asset is transferred from the buyer of the put to the seller of the put when it is exercised.

For purposes of compliance with the Fund’s 80% investment policy, derivative contracts will be valued at their notional value. The Fund’s sale of call options on U.S. Treasury ETFs to generate income is expected to limit the degree to which the Fund will participate in any gains experienced by the U.S. Treasury Portfolio. The Fund’s potential for capital appreciation will be limited by the sale of call options on U.S. Treasury ETFs due to the correlation between the prices of securities in the Fund’s U.S. Treasury Portfolio and the prices of the U.S. Treasury ETFs upon which call options will be written. If the U.S. Treasury ETF closes above the strike price as of the expiration date and the buyer exercises the call option, the Fund will have to pay the difference between the value of the U.S. Treasury ETF and the strike price. To maintain the potential for capital appreciation through gains experienced by the Fund’s U.S. Treasury Portfolio, the Fund will limit the sale of call options on U.S. Treasury ETFs to only a portion of the Fund’s net assets.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of the Prospectus and in the Statement of Additional Information (“SAI”).

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

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Bond Investment Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. The values of debt securities may rise or fall in response to market fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors or liquidity providers to make scheduled payments, or illiquidity in debt markets. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

Derivatives Risk: The Fund will invest in derivative instruments. Derivatives (e.g., options, futures contracts, forwards, swaps) are instruments the value of which is derived from that of other assets, rates, or indices. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. There is the risk of imperfect correlation between the value of a derivative and that of the asset underlying the derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Certain derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets. Further, the market for certain derivatives may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the Fund.

ETF Investment Risk: The Fund is subject to the same risks as underlying ETFs in which it may invest, including: that the underlying ETF’s shares may trade at a premium or discount to NAV; that an underlying ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; that an active trading market for an underlying ETF’s shares may not develop or be maintained; that trading in an underlying ETF’s shares may be halted in certain circumstances; and that an underlying ETF may fail to achieve its investment objective, which may adversely affect the value of the Fund’s investment in the underlying ETF and the overall performance of the Fund. Subjective decisions made by the investment adviser of an underlying ETF may cause the underlying ETF to incur losses or to miss profit opportunities on which it may otherwise have capitalized. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance.

An underlying ETF that seeks to track an underlying index may experience tracking error in relation to the index. Further, a lack of liquidity may result in the underlying ETF’s value being more volatile than the underlying portfolio securities. Underlying ETFs in which the Fund invests may be non-diversified under the Investment Company Act of 1940 and its shares may be more volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities. In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses.
Fixed Income Securities Risk: Fixed-income securities are subject to interest rate risk, which refers to fluctuations in the value of a fixed-income security resulting from changes in interest rates. Changes in interest rates can significantly affect the value of fixed-income securities. A rise in interest rates typically causes fixed income security prices to fall, with longer-maturity or higher-duration fixed income securities being more sensitive to such fluctuations. Conversely, a decline in interest rates may increase fixed income security prices; however, this environment can also reduce the yield of newly issued fixed income securities, potentially lowering the Fund's income over time. In periods of falling interest rates, reinvestment risk may arise as the Fund may need to reinvest proceeds from maturing securities at lower yields, which could negatively impact overall returns. Additionally, an unexpected event could interfere with an issuer’s ability to make timely interest or principal payments or cause market speculation about the issuer’s ability to make such payments. Such events may significantly reduce the credit quality and market value of an issuer’s fixed income securities and/or other debt securities regardless of the broader interest rate environment. These risks may result in losses to the Fund or underperformance relative to other investments. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Changes to interest rates may also adversely affect the value and liquidity of the U.S. Treasury obligations. Similar to other issuers, changes to the financial condition or credit rating of

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the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative "debt ceiling," which can in turn drive debt higher. Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Zero-coupon bonds may also be subject to unique tax considerations for the Fund.

Call Option Writing Risk: By writing (selling) call options in return for the receipt of premiums, the Fund will incur a loss when the value of the reference asset increases above the exercise prices of such options, less any premiums received from the written calls. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. The Fund plans to cancel out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. If the buyer of the call option exercises their right to buy the reference asset, and the Fund does not already own the required quantity of that asset, the Fund will be forced to buy the asset at the current market price to fulfill its obligation, potentially resulting in substantial losses. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

FLEX Options Risk: The Fund will utilize FLEX options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable to, or unwilling to, perform their obligations under the contracts. In the unlikely event that the OCC cannot meet their obligations, the Fund could suffer significant losses. Additionally, FLEX options expose the Fund to liquidity risk. FLEX options may be more illiquid than other securities, including traditional options. To the extent that the FLEX options may not be expected to experience regular trading, the FLEX options held by the Fund may be valued based on a price quotation or other equivalent indication of value supplied by a pricing service, rather than based on a price last traded on an exchange. In less liquid markets for FLEX options, the Fund may have difficulty entering into or closing out certain positions at designated times and/or prices, including in connection with the monthly options roll process. With the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s net asset value (“NAV”) and, in turn the share price of the Fund, could suffer significant losses. The Fund may experience substantial downside from specific FLEX option positions, and some may expire worthless. As a FLEX option approaches the predetermined expiration date, its value typically moves in parallel with the value of the underlying asset. However, prior to such date, the value of the FLEX options may not increase or decrease at the same rate as the underlying asset’s share price on a day-to-day basis. The value of the underlying FLEX options will be affected by many market factors, such as changes in the underlying asset’s share price, interest rates, the volatility of the underlying asset, and the remaining time to until the FLEX options expire.

Geographic Risk: The Fund’s investments in securities of issuers located in a particular country or geographic region may subject the Fund to certain risks to a greater extent than if its investments were less focused, including: natural, biological or other disasters and the spread of infectious diseases; economic, political and social instability; security concerns; and trade disputes with key trading partners. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations in a particular country or region, including, but not limited to:

Risk of Investing in Developed Markets: Investments in a developed country’s issuer may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

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Risk of Investing in the United States: Investments in United States issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Government Debt Risk: Countries with high levels of public debt and spending may experience stifled economic growth. Such countries may face higher borrowing costs and, in some cases, may implement austerity measures that could have an adverse effect on economic growth. Such developments could contribute to prolonged periods of recession and adversely impact investments in the Fund.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Interest Rate Risk: Interest rate risk refers to fluctuations in the value of fixed income securities resulting from changes in the level of interest rates. When interest rates decline, prices of fixed-income securities generally increase; and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Variable and floating rate securities also increase or decrease in value in response to changes in interest rates, although generally are less sensitive to interest rate changes than fixed rate securities. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the Fund’s Shares.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund and its investments. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Trade policy, including the imposition of tariffs, may dampen consumer spending and result in decreased confidence in the markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious diseases, inflation and recessions, changes in interest or exchange rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets.

New Fund Risk: The Fund is a new fund, with limited or no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"), which means that the Fund may invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes, cyber security incidents, and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Options Premium Tax Risk: An option premium is not subject to taxation upon receipt but rather when such option is exercised, is sold or lapses. The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20% plus the 3.8% Medicare tax. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Reinvestment Risk: Reinvestment risk is the risk that the changes in interest rates will impact the Fund’s ability to reinvest income or principal at the same return it is currently earning. This risk is greater when interest rates decline compared to the interest rates of the Fund’s portfolio.

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Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange.

Large Shareholder Risk: Certain shareholders, including an Authorized Participant, the Adviser, an affiliate of the Adviser, or funds managed by the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risk of Investing in U.S. Treasury STRIPS: U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are created when the interest and principal components of a U.S. Treasury note or bond are separated and sold as separate securities. STRIPS are sold at a discount from their face value and can be redeemed at face value when they mature. STRIPS are also called “zero-coupon” securities because they do not make periodic interest payments and therefore have longer durations than U.S. Treasury securities of similar maturities that distribute interest on a current basis. As a result, the market value of U.S. Treasury STRIPS generally fluctuates more in response to interest rate movements than the value of traditional notes or bonds with similar maturity and credit quality. U.S. Treasury STRIPS generally lose value when interest rates rise.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when Shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

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The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a benchmark index. The Fund’s performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Lu have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called “Creation Units”. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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